1 CenterPoint Energy reports strong Q3 2025 results; reiterates 2025 and 2026 full year guidance • Reports Q3 2025 earnings of $0.45 per diluted share on a GAAP basis and $0.50 per diluted share on a non-GAAP basis (“non-GAAP EPS”) • Reiterates its increased 2025 non-GAAP EPS guidance range of $1.75-$1.77, which, at the midpoint, represents 9% growth over full-year 2024 non-GAAP EPS1 • Reiterates its 2026 non-GAAP EPS guidance range of at least the midpoint of $1.89-$1.91, which at the midpoint, would represent 8% growth over the increased 2025 midpoint1 • Provides update on current demand growth, highlighting Houston Electric industrial throughput up over 17% as compared to the same period in 2024 Houston – October 23, 2025 - CenterPoint Energy, Inc. (NYSE: CNP) or “CenterPoint” today reported net income of $293 million, or $0.45 per diluted share on a GAAP basis for the third quarter of 2025, compared to $0.30 per diluted share in the comparable period of 2024. Non-GAAP EPS for the third quarter of 2025 was $0.50, over a 60% increase to the comparable quarter of 2024. These strong third quarter results were primarily driven by growth and regulatory recovery which contributed $0.07 per share of favorability and a significant reduction in O&M which contributed another $0.12 per share of favorability as compared to the third quarter of 2024. This favorability in O&M was primarily due to accelerated storm restoration work at Houston Electric in connection with severe storm activity in August of 2024 that did not repeat in 2025. In addition, other favorable drivers for the third quarter of 2025 as compared to the third quarter of 2024 were usage and other items of $0.01 and $0.03 per share, respectively. The $0.03 per share of favorability related to other items was primarily driven by a one-time benefit related to tax optimization. These drivers were partially offset by an unfavorable variance of $0.04 per share attributable to increased interest expense over the comparable quarter of 2024. 1 CenterPoint is unable to present a quantitative reconciliation of forward-looking non-GAAP diluted earnings per share without unreasonable effort because changes in the value of ZENS (as defined herein) and related securities, future impairments, and other unusual items are not estimable and are difficult to predict due to various factors outside of management’s control. For more information contact Media: Communications Media.Relations@CenterPointEnergy.com Investors: Ben Vallejo / Ellie Wood Phone 713.207.6500

2 “We were proud to share our record $65 billion, 10-year capital investment plan last month and we continue to believe that CenterPoint Energy has one of the most differentiated growth stories in the entire industry. Moreover, we have customer-centric capital plans in each of our states to enhance safety, reliability and resiliency, while maintaining a strong focus on keeping bills affordable for customers. We look forward to continuing to deliver for all of our stakeholders both now and in the future,” said Jason Wells, Chair of the Board, President & CEO of CenterPoint. “The Greater Houston area is experiencing strong economic momentum, supported by one of the most diverse sets of growth drivers in the sector. It is not dependent on any single industry, and the impact is already visible. Throughput in our Houston Electric business is up 9% year-to-date, with industrial customer demand leading the way. Industrial throughput is up more than 17% quarter over quarter and over 11% year-to-date.” said Wells. “We look forward to finishing the year with strong execution and setting ourselves up for success in 2026 as we move into another full year of Greater Houston Resiliency Initiative work that will include close to $1 billion of System Resilience Plan spend as we continue to focus on building the most resilient coastal grid in the nation,” said Wells.

3 Earnings Outlook In addition to presenting its financial results in accordance with GAAP, including presentation of net income (loss) and diluted earnings (loss) per share, CenterPoint provides guidance based on non-GAAP income and non-GAAP diluted earnings per share. Generally, a non-GAAP financial measure is a numerical measure of a company’s historical or future financial performance that excludes or includes amounts that are not normally excluded or included in the most directly comparable GAAP financial measure. Management evaluates CenterPoint’s financial performance in part based on non-GAAP income and non-GAAP diluted earnings per share. Management believes that presenting these non-GAAP financial measures enhances an investor’s understanding of CenterPoint’s overall financial performance by providing them with an additional meaningful and relevant comparison of current and anticipated future results across periods. The adjustments made in these non-GAAP financial measures exclude items that management believes do not most accurately reflect the company’s fundamental business performance. These excluded items are reflected in the reconciliation tables of this news release, where applicable. CenterPoint’s non-GAAP income and non-GAAP diluted earnings per share measures should be considered as a supplement to, and not as a substitute for, or superior to, net income and diluted earnings per share, which respectively are the most directly comparable GAAP financial measures. These non- GAAP financial measures also may be different than non-GAAP financial measures used by other companies. Non-GAAP EPS guidance and 2024 and 2025 non-GAAP EPS • Non-GAAP EPS guidance and non-GAAP EPS excludes: ◦ Earnings or losses from the change in value of CenterPoint’s 2.0% Zero-Premium Exchangeable Subordinated Notes due 2029 (“ZENS”) and related securities; ◦ Gains, losses and impacts, including related expenses, associated with mergers and divestitures, such as the divestiture of our Louisiana and Mississippi natural gas LDC businesses and the announced sale of our Ohio natural gas LDC business; and • Non-GAAP EPS guidance and 2025 non-GAAP EPS also exclude impacts related to temporary emergency electric energy facilities (“TEEEF”) once they are no longer part of our rate-regulated business. In providing non-GAAP EPS guidance and non-GAAP EPS, CenterPoint does not consider the items noted above and other potential impacts such as changes in accounting standards, impairments, or other unusual items, which could have a material impact on GAAP reported results for the applicable guidance period. The non-GAAP EPS guidance ranges also consider assumptions for certain significant variables that may impact earnings, such as customer growth and usage including normal weather, throughput, recovery of capital invested, effective tax rates, financing activities and related interest rates, and regulatory and judicial proceedings. To the extent actual results deviate from these assumptions, the non-GAAP EPS guidance range for any particular year may not be met, or the projected annual non-GAAP EPS growth rate may change. CenterPoint is unable to present a quantitative reconciliation of forward-looking non-GAAP diluted earnings per share without unreasonable effort because changes in the value of ZENS and related securities, future impairments, and other unusual items are not estimable and are difficult to predict due to various factors outside of management’s control.

Reconciliation of consolidated net income (loss) and diluted earnings (loss) per share (GAAP) to non-GAAP income and non-GAAP diluted earnings per share

	Three Months Ended September 30, 2025	
	Dollars in millions	Diluted EPS[1]
Consolidated net income (loss) and diluted EPS on a GAAP basis	**$293**	**$0.45**
ZENS-related mark-to-market (gains) losses:		
Equity securities (net of tax benefit of $22)[2][3]	82	0.13
Indexed debt securities (net of tax expense of $22)[2]	(83)	(0.13)
Impacts associated with mergers and divestitures (net of tax expense of $8)[2][4]	19	0.03
Impacts associated with TEEEF Units removed from Rate Base (net of tax benefit of $5)[5]	17	0.02
Consolidated income and diluted EPS on a non-GAAP basis[6]	**$328**	**$0.50**

1) Quarterly diluted EPS on both a GAAP and non-GAAP basis are based on the weighted average number of shares of common stock outstanding during the quarter, and the sum of the quarters may not equal year-to-date diluted EPS
2) Taxes are computed based on the impact removing such item would have on tax expense. Taxes related to the Louisiana and Mississippi natural gas LDC business sale are booked proportionately by applying the projected annual effective tax rate percentage to income earned each quarter in accordance with GAAP. Additional tax expense related primarily to the write-off of non-deductible goodwill will be reflected in tax expense over the remainder of 2025 and excluded from non-GAAP EPS
3) Comprised of common stock of AT&T Inc., Charter Communications, Inc., and Warner Bros. Discovery, Inc.
4) Primarily includes gain on early extinguishment of debt with proceeds from the divestiture of the Louisiana and Mississippi natural gas LDC businesses, and transaction costs related to the announced sale of our Ohio natural gas LDC business
5) Represents impacts related to temporary emergency electric energy facilities following the removal of the units from our rate regulated business
6) The calculation on a per-share basis may not add down due to rounding

Reconciliation of consolidated income (loss) available to common shareholders and diluted earnings (loss) per share (GAAP) to non-GAAP income and non-GAAP diluted earnings per share

	Three Months Ended September 30, 2024	
	Dollars in millions	Diluted EPS[1]
Consolidated net income (loss) and diluted EPS on a GAAP basis	**$193**	**$0.30**
ZENS-related mark-to-market (gains) losses:		
Equity securities (net of tax expense of $12)[2][3]	(42)	(0.07)
Indexed debt securities (net of tax benefit of $11)[2]	42	0.07
Impacts associated with mergers and divestitures (net of tax expense of $1)[2]	5	0.01
Consolidated income and diluted EPS on a non-GAAP basis[4]	**$198**	**$0.31**

1) Quarterly diluted EPS on both a GAAP and non-GAAP basis are based on the weighted average number of shares of common stock outstanding during the quarter, and the sum of the quarters may not equal year-to-date diluted EPS
2) Taxes are computed based on the impact removing such item would have on tax expense
3) Comprised of common stock of AT&T Inc., Charter Communications, Inc. and Warner Bros. Discovery, Inc.
4) The calculation on a per-share basis may not add down due to rounding

4

Reconciliation of consolidated net income (loss) and diluted earnings (loss) per share (GAAP) to non-GAAP income and non-GAAP diluted earnings per share

	Twelve Months Ended December 31, 2024	
	Dollars in millions	Diluted EPS[1]
Consolidated net income (loss) and diluted EPS on a GAAP basis	**$1,019**	**$1.58**
ZENS-related mark-to-market (gains) losses:		
Equity securities (net of tax expense of $4)[2][3]	(15)	(0.02)
Indexed debt securities (net of tax benefit of $3)[2]	11	0.01
Impacts associated with mergers and divestitures (net of tax expense of $3)[2][4]	26	0.04
Consolidated income and diluted EPS on a non-GAAP basis[5]	**$1,041**	**$1.62**

1) Quarterly diluted EPS on both a GAAP and non-GAAP basis are based on the weighted average number of shares of common stock outstanding during the quarter, and the sum of the quarters may not equal year-to-date diluted EPS
2) Taxes are computed based on the impact removing such item would have on tax expense
3) Comprised of common stock of AT&T Inc., Charter Communications, Inc., and Warner Bros. Discovery, Inc.
4) Includes professional fees associated with execution of transactions from the sale of Louisiana and Mississippi natural gas LDC businesses
5) The calculation on a per-share basis may not add down due to rounding

Filing of Form 10-Q for CenterPoint Energy, Inc.

Today, CenterPoint Energy, Inc. filed with the Securities and Exchange Commission ("SEC") its Quarterly Report on Form 10-Q for the quarter ended September 30, 2025. A copy of that report is available on the company's website, under the Investors section. Investors and others should note that we may announce material information using SEC filings, press releases, public conference calls, webcasts, and the Investor Relations page of our website. In the future, we will continue to use these channels to distribute material information about the company and to communicate important information about the company, key personnel, corporate initiatives, regulatory updates, and other matters. Information that we post on our website could be deemed material; therefore, we encourage investors, the media, our customers, business partners and others interested in our company to review the information we post on our website.

Webcast of Earnings Conference Call

CenterPoint's management will host an earnings conference call on October 23, 2025, at 7:00 a.m. Central time / 8:00 a.m. Eastern time. Interested parties may listen to a live audio broadcast of the conference call on the company's website under the Investors section. A replay of the call can be accessed approximately two hours after the completion of the call and will be archived on the website for at least one year.

About CenterPoint Energy, Inc.

As the only investor owned electric and gas utility based in Texas, CenterPoint Energy, Inc. (NYSE: CNP) is an energy delivery company with electric transmission and distribution, power generation and natural gas distribution operations that serve more than 7 million metered customers in Indiana, Minnesota, Ohio and Texas. As of September 30, 2025, the company owned approximately $45 billion in assets. With approximately 8,300 employees, CenterPoint Energy and its predecessor companies have been in business for more than 150 years. For more information, visit CenterPointEnergy.com.

Forward-looking Statements

This news release includes and the earnings conference call will include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical fact included in this news release and the earnings conference call are forward-looking statements made in good faith by CenterPoint and are intended to qualify for the safe harbor from liability established by the Private Securities

5

6 Litigation Reform Act of 1995, including statements concerning CenterPoint’s expectations, beliefs, plans, objectives, goals, strategies, future operations, events, financial position, earnings and guidance, growth, costs, prospects, capital investments or performance or underlying assumptions and other statements that are not historical facts. You should not place undue reliance on forward-looking statements. When used in this news release and the conference call, the words "anticipate," "believe," "continue," "could," "estimate," "expect," "forecast," "goal," "intend," "may," "objective," "plan," "potential," "predict," "projection," "should," "target," "will" or other similar words are intended to identify forward-looking statements. The absence of these words, however, does not mean that the statements are not forward-looking. Examples of forward-looking statements in this news release or on the earnings conference call include statements about CenterPoint’s new and previous 10-year capital investment plans and the projects and programs therein (which include Houston Electric’s Greater Houston Resiliency Initiative (“GHRI”) and System Resiliency Plan (“SRP”), the Texas Gas Transmission Pipeline project, the Houston Downtown Revitalization project, and plans and programs relating to electric transmission, generation, resiliency, reliability, safety, gas meter upgrades, and pipeline modernization), including the timing, execution, financing, costs, affordability, and anticipated benefits thereof, regulatory matters relating thereto, and related matters, other capital investments and opportunities therefor (including with respect to incremental capital opportunities, deployment of capital, execution, financing and timing of such projects, and anticipated benefits related thereto), future earnings and guidance, CenterPoint’s goals regarding the resiliency, reliability, and safety of our electric and gas systems, CenterPoint’s long-term growth rate and plans related thereto, dividend growth and payouts, customer charges and rate affordability, operations and maintenance expense reductions, the announced sale of our Ohio natural gas LDC business (including with respect to timing, anticipated benefits, and related matters, such as the Seller’s Note), the timing of, projections for, and anticipated benefits from the settlement of, rate cases for CenterPoint and its subsidiaries, CenterPoint’s recovery through interim capital trackers and the timing thereof, base rate growth and population growth in CenterPoint’s service territories, CenterPoint’s ability to support economic growth, meet customer needs and improve customer experiences, Houston Electric’s release of its 15 large 27 megawatt (“MW”) to 32 MW TEEEF units to the San Antonio area and its ability to complete one or more other future transactions involving various sizes of TEEEF units (including with respect to timing, filings related thereto, corresponding reductions in Houston Electric’s TEEEF fleet capacity, anticipated benefits including with respect to rates, expected market demand for the units, and related matters), the timing and extent of CenterPoint's recovery of costs and investments (including restoration costs for Hurricane Beryl), electric demand growth in CenterPoint’s service territories (including forecasts and the drivers thereof, capital investment opportunities related thereto and our ability to attract them, the timing of investments related thereto, and anticipated benefits of such growth), financing plans (including in relation to operating cash flow, capital recycling, and the need for, timing of, and anticipated benefits of any future equity or debt issuances, forward sales, and securitization, credit metrics and parent level debt), generation plans and projects, including the timing, costs, and anticipated benefits thereof, preparation for weather conditions, CenterPoint’s 2.0% Zero-Premium Exchangeable Subordinated Notes due 2029 (“ZENS”) and impacts of the maturity of ZENS, CenterPoint’s credit health, tax structure, balance sheet strength, future financial performance and results of operations, value creation, opportunities and expectations. We have based our forward-looking statements on our management’s beliefs and assumptions based on information currently available to our management at the time the statements are made. We caution you that assumptions, beliefs, expectations, intentions, and projections about future events may and often do vary materially from actual results. Therefore, we cannot assure you that actual results will not differ materially from those expressed or implied by our forward-looking statements. Each forward-looking statement contained in this news release or discussed on the earnings conference call speaks only as of the date of this release or the earnings conference call. Some of the factors that could cause actual results to differ from those expressed or implied by our forward-looking information include, but are not limited to, risks and uncertainties relating to: (1) the business strategies and strategic initiatives, restructurings, joint ventures and acquisitions or dispositions of assets or businesses involving CenterPoint or its industry, including the ability to successfully complete such strategies, initiatives, transactions or plans on the timelines we expect or at all, such as the announced sale of our Ohio natural gas LDC business or the completed sale of our Louisiana and Mississippi natural gas LDC businesses, which we cannot assure you will have the anticipated benefits to us; (2) industrial, commercial and residential growth in CenterPoint’s service territories and changes in market demand, including in relation to the expansion of data centers, energy refining and export facilities, including hydrogen facilities, electrification of industrial processes and transport and logistics, as well as the effects of energy efficiency measures and demographic patterns, and our ability to appropriately estimate and effectively manage such demand and the business opportunities relating to such matters; (3) CenterPoint’s ability to fund and invest planned capital, and the timely recovery of its investments, including those related to CenterPoint’s 10-year capital plan; (4) the ability to timely manage and execute CenterPoint’s planned capital projects, including those contemplated by CenterPoint’s 10-year capital plan, obtain the anticipated benefits of such projects, complete such projects within budget and manage costs and impacts of such projects on customer affordability; 5) our ability to successfully construct, operate, repair, maintain and restart electric generating facilities, natural gas facilities, TEEEF and electric transmission facilities; (6) the timing and success of, and our ability to obtain approval for matters relating to, Houston Electric’s release of its large TEEEF units to the San Antonio area, reduction of its TEEEF fleet capacity and reduction of rates to reflect the removal of the large TEEEF units from Houston Electric’s TEEEF fleet, as well as our ability to complete one or

7 more other future transactions involving various sizes of TEEEF units on acceptable terms and conditions within the anticipated timeframe; (7) financial market and general economic conditions, including access to debt and equity capital, economic uncertainty and volatility, inflation, potential for recession, interest rates, and their effect on sales, prices and costs; (8) disruptions to the global supply chain and volatility in commodity prices, including resulting from tariffs, trade agreements, retaliatory trade measures or changes in trade relationships; (9) actions by credit rating agencies, including any potential downgrades to credit ratings; (10) the timing and impact of regulatory proceedings and actions and legal proceedings, including those related to, among other things, Hurricane Beryl, Houston Electric’s TEEEF units and the February 2021 winter storm event, and requested or favorable adjustments to rates and approval of other requested items as part of base rate proceedings or interim rate mechanisms; (11) federal, state and local legislative, executive, regulatory and political actions or developments, including any actions resulting from Hurricane Beryl, pipeline integrity and safety and changes in regulation, legislation and governmental actions pertaining to trade (including tariffs, bans, retaliatory trade measures taken against the United States or related government action), tax legislation (including effects of the One Big Beautiful Bill Act, Executive Order 14315, and the Inflation Reduction Act), the implementation of budget and spending cuts to federal government agencies and programs, effects of government shutdowns, and developments related to the environment; (12) the impact of public health threats; (13) weather variations and other natural phenomena, including severe weather events, and CenterPoint’s ability to mitigate weather impacts, including the approval and timing of securitization issuances; (14) the impact of potential wildfires; (15) changes in business plans; (16) advances in, our ability to timely adopt, develop and deploy, artificial intelligence; (17) the availability of, prices for and our ability to procure materials, supplies or services and scarcity of and changes in labor for current and future projects and operations and maintenance costs, and CenterPoint’s ability to control such costs and impacts on the affordability of rates; (18) CenterPoint’s ability to timely obtain and maintain necessary licenses and permits from local, federal and other regulatory authorities on acceptable terms and resolve third-party challenges to such licenses or permits, as applicable; (19) CenterPoint’s ability to execute on its strategy, initiatives, targets and goals, including its net zero and greenhouse gas emissions reduction goals and operations and maintenance goals; and (20) other factors discussed in CenterPoint’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and CenterPoint’s Quarterly Report on Form 10-Q for the quarters ended March 31, 2025, June 30, 2025 and September 30, 2025 including under “Risk Factors,” “Cautionary Statements Regarding Forward- Looking Information” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Certain Factors Affecting Future Earnings” in such reports and in other filings with the Securities and Exchange Commission (“SEC”) by CenterPoint, which can be found at www.centerpointenergy.com on the Investor Relations page or on the SEC website at www.sec.gov.